EXHIBIT 99.5


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:                               March 22, 2007

TO:                   Countrywide Home Loans, Inc.
ATTENTION:            Mr. Jeff Staab
TELEPHONE:            1-818-225-3279
FACSIMILE:            1-818-225-4010            FAX:  1-818-225-4038

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNEC9324 - Amended

This Confirmation and Agreement is amended as of March 22, 2007 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 2 of 11


      Type of Transaction:              Rate Cap

      Notional Amount:                  With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts attached hereto.

      Trade Date:                       March 16, 2007

      Effective Date:                   March 29, 2007

      Termination Date:                 August 25, 2007, subject to adjustment in accordance with the Business
                                        Day Convention.

      Fixed Amount (Premium):

           Fixed Rate Payer:            Counterparty

           Fixed Rate Payer
           Payment Date:                March 29, 2007

           Fixed Amount:                USD 4,000

      Floating Amounts:

           Floating Rate Payer:         BSFP

           Cap Rate:                    With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts attached hereto.

           Floating Rate Payer
           Period End Dates:            The 25th calendar day of each month during the Term of this
                                        Transaction, commencing April 25, 2007 and ending on the Termination
                                        Date, subject to adjustment in accordance with the Business Day
                                        Convention.

           Floating Rate Payer
           Payment Dates:               Early Payment shall be applicable. One Business Day preceding each
                                        Floating Rate Payer Period End Date.

           Floating Rate Option:        USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed to be 9.00000%.


Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 3 of 11


           Designated Maturity:         One month


           Floating Rate Day
           Count Fraction:              Actual/360

           Reset Dates:                 The first day of each Calculation Period.

           Compounding:                 Inapplicable

      Business Days for payments:       New York

      Business Day Convention:          Modified Following

3.    Additional Provisions:            Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the
                                        Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 4 of 11



(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 5 of 11


Party required to                     Form/Document/                     Date by hich to
document                              Certificate                        be delivered
BSFP and                              Any document required or           Promptly after the earlier of (i) reasonable
the Counterparty                      reasonably requested to allow      demand by either party or (ii) learning that
                                      the other party to make            such form or document is required
                                      payments under this Agreement
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate

(2)   Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be


BSFP and                 A certificate of an             Upon the execution and        Yes
                         authorized officer of the       delivery of this


Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 6 of 11


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

the Counterparty         party, as to the incumbency     Agreement and such
                         and authority of the            Confirmation
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:        383 Madison Avenue, New York, New York  10179
            Attention:      DPC Manager
            Facsimile:      (212) 272-5823

      with a copy to:

            Address:        One Metrotech Center North, Brooklyn, New York 11201
            Attention:      Derivative Operations - 7th Floor
            Facsimile:      (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:        4500 Park Granada
                            Mail Stop CH-143
                            Calabasas, CA 91302
            Attention:      Mr. Jeff Staab
            Facsimile:      818-225-3898
            Phone:          818-225-3279

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 7 of 11


(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

            BSFP appoints as its
            Process Agent:            Not Applicable

            The Counterparty appoints as its
            Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 8 of 11


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 9 of 11


                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 10 of 11


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Anne Manevitz
     -----------------
     Name: Anne Manevitz
     Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /s/ Ellen Coleman
     -----------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name: Ellen Coleman
     Title: Executive Vice President





lm/er

Reference Number: FXNEC9324 - Amended
Countrywide Home Loans, Inc.
March 22, 2007
Page 11 of 11


                         SCHEDULE OF NOTIONAL AMOUNTS
         (all such dates subject to adjustment in accordance with the
                           Business Day Convention)

                                                Notional Amount
   From and including    To but excluding             (USD)             Cap Rate
   ------------------    ----------------             -----             --------
     Effective Date        25-Apr-2007             237,450,000         ^8.07489%
                                                                        -------
      25-Apr-2007          25-May-2007             235,157,466          7.26732%
                                                                        --------
      25-May-2007          25-Jun-2007             232,289,239          7.03280%
                                                                        --------
      25-Jun-2007          25-JuI-2007             228,847,869          7.26714%
                                                                        --------
      25-JuI-2007        Termination Date          224,839,192          7.03263%
                                                                        --------